Exhibit 99.1

2014 Second Quarter Financial Results August 7, 2014 NYSE: CF

Safe Harbor Statement All statements in this communication, other than those relating to historical facts, are “forward-looking statements.” These forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. These statements include, but are not limited to, statements about future strategic plans; and statements about future financial and operating results. Important factors that could cause actual results to differ materially from our expectations include, among others: the volatility of natural gas prices in North America; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. agricultural industry; reliance on third party providers of transportation services and equipment; risks associated with cyber security; weather conditions; our ability to complete our production capacity expansion projects on schedule as planned and on budget or at all; risks associated with other expansions of our business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on our forward sales programs; risks involving derivatives and the effectiveness of our risk measurement and hedging activities; the significant risks and hazards involved in producing and handling our products against which we may not be fully insured; our reliance on a limited number of key facilities; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; risks associated with international operations; losses on our investments in securities; deterioration of global market and economic conditions; our ability to manage our indebtedness; and loss of key members of management and professional staff. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the CF Industries website. Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

EBITDA(1) of $613 million and Diluted EPS of $6.10 Record ammonia shipments through effective management of flexible in-market terminal system Strong urea price realization through focus on spot market sales opportunities 3 Repurchased 3.1 million shares for $757 million to complete existing $3.0 billion share repurchase program Approved 50% increase of the quarterly dividend to $1.50 Announced a new $1.0 billion share repurchase authorization Capacity expansion projects remain on-time and on-budget Operations Strategic See slide 21 for reconciliation of EBITDA. Second Quarter Highlights

2014 Priorities Maintain focus on safety and operational excellence Execute capacity expansion projects which will increase nitrogen capacity 25% by 2016 Return excess cash to shareholders via repurchases and dividends 4

Donaldsonville – July 2014 5

Donaldsonville – August 2014 Urea Melt Status 6

Port Neal – July 2014 Site Overview 7 Urea Warehouse Interconnecting Pipe Rack Ammonia Storage Tanks Cooling Water Piping Urea Granulation Ammonia Plant Urea Synthesis

Port Neal – Equipment Arrival First barge this far north on Missouri River in over 10 years 8

Natural Gas Cost (3) ($ / thousand cubic feet) Urea Price (1) (2) ($ / ST) $300 $350 $400 $5.00 14% 16% 18% $4.00 15% 17% 19% $3.00 16% 18% 20% Estimated IRRs Estimated Timeline 2014 2015 2016 Estimated Cash Outflow Major vessels arrive at both sites Full construction starts Peak construction activity by year-end Mechanical completion, pre-commissioning and start-up of Donaldsonville urea and UAN Mechanical completion and pre-commissioning of Donaldsonville ammonia Start-up of Donaldsonville ammonia Mechanical completion, pre-commissioning and start-up of Port Neal ammonia and urea Donaldsonville urea plant start-up expected within twelve months U.S. Gulf prices. Assumes that a $50 per ton change in urea price is equivalent to a $34.78 per ton change in UAN price and a $89.14 per ton change in ammonia price. Henry Hub natural gas prices. Investing in High Return Growth 9 ~$1.7B ~$1.6B

Increasing Cash Flow Capacity Per Share

CFIndustries

- Increased cash flow capacity as measured by N/1000 shares by over 150% since 2010
- Capacity projects underway will increase total N capacity by 25%
- Repurchased 23.2 million shares since the 2010 Terra acquisition
- Announced new $1.0 billion share repurchase authorization



CF Industries Nitrogen Volumes and Shares Outstanding
Annual Capacity (Million Nutrient Tons)
Million Shares Outstanding
25% Increase
Share Count
2.6
3.6
6.2
April 30, 2010
0.5
6.7
(3)
1.7
8.4
2010 Pre-Terra Acquisition (1)
Terra Acquisition
CF and Terra
Executed Growth (2)
Current
New Plants (4)
Total 2016
Total N tons per 1,000 shares
52.8
86.6
135.1
170.2(5)
156% Increase
25+% Opportunity

(1) Excludes 34% of Canadian Fertilizers Limited (CFL) that was owned by Viterra. CFL operations were treated as a consolidated variable interest entity in CF Industries Holdings, Inc. financial statements.
(2) Acquisition of all outstanding interests in CFL closed April 30, 2013 and ammonia debottleneck projects that were completed from January 2011 through December 2013.
(3) As of June 30, 2014, the company had 49.7 million shares outstanding.
(4) Capacity expansion projects at Donaldsonville, LA and Port Neal, IA.
(5) Assumes completion of the capacity expansion projects but gives no effect for additional share repurchases.

10

History of Share Repurchases 11 $5.0 billion returned to shareholders through repurchase of 31.7 million shares at average price of $158/share Significant value accretion to remaining shareholders Programs completed well ahead of schedule $3 billion authorization completed in the second quarter of 2014, well before the December 2016 end date New $1 billion share repurchase program authorized in the third quarter of 2014, extends through December 2016 Executed share repurchases while investing in growth projects C$910 million acquisition of outstanding interest in Medicine Hat facility, April 2013 $965 million cash capital expenditures for capacity expansion projects through June 30, 2014 $500M $1.9B $1.1B $500M $1.0B

Rest of World North America 12 Dividend Growth CF Industries’ dividend has significantly grown across time Quarterly Dividend 2005-2014 CAGR: 62% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Nitrogen Market Summary Strong and healthy application season Strong ammonia shipments resulted in low industry-wide inventory levels Prolonged ammonia application window pulled demand away from UAN Strong domestic shipments and lower imports resulted in North American urea prices trading at a premium to international levels Significant level of Chinese exports and low global prices resulted in high-cost producers shutting production capacity Strong order book resulting from demand from dealers and wholesalers at quarter end due to ammonia and UAN inventory restocking 13

Outlook/Summary Stable nitrogen market conditions Early success with the ammonia and UAN fill programs provides solid demand base Strong urea prices should attract imports, resulting in expected price decline toward international parity Positioning inventory ahead of expected strong fall season Continued execution of capacity expansion projects Pile driving complete Major equipment arriving Mechanical construction well underway Continuation of effective capital deployment with 50% dividend increase and announcement of new $1 billion share repurchase program 14

Rest of World North America 15 Corn economics still favorable relative to soybeans even with higher stocks to use ratios Corn Supply and Economics Corn Ending Stocks and Stocks to Use U.S. Farmer Anticipated Returns Over Variable Costs (U.S. Dollars per Acre) Source: USDA, Green Markets, CME, CF Industries Calendar Year; As of August 4, 2014 Source: USDA, Green Markets , CF Industries Marketing Year Billion Bushels Stocks to Use

Rest of World North America 16 Farm revenue expected to be historically high and fertilizers should remain affordable Strong Support for Fertilizer Demand Source: USDA, Green Markets , CF Industries Marketing Year Revenue (U.S. Dollar per acre) Ten-Year Average = 19% U.S. Corn Fertilizer Cost as Percent of Revenue Percent of Farm Revenue

Financial Highlights In millions, except percentages and EPS 2014 Q2 2013 Q2 Net sales $ 1,473 $ 1,715 Gross margin 590 865 - As percent of sales 40% 50% EBITDA(1) $ 613 $ 913 Net earnings attributable to common stockholders 313 498 Earnings per diluted share 6.10 8.38 Diluted average shares outstanding 51.2 59.5 See slide 21 for reconciliation of EBITDA. 17

Q2 Nitrogen Segment Results In millions, except as noted 2014 Q2 H/(L) 2013 Q2 Sales $ 1,449 $ (76) Gross margin 589 (259) - Percent 40.6% (15) pts Volume (000 st) 3,790 182 Average selling prices ($/st) - Ammonia $ 544 $ (160) - Urea 396 11 - UAN 299 (42) - AN 278 (2) Gas cost $/MMBtu $ 4.19 $ 0.40 Mid-Corn Belt Prices $/st Graph source: Green Markets Ammonia Urea UAN-32 2012 2013 2014 18

YTD Financial Highlights 19 See slide 21 for reconciliation of EBITDA and Adjusted EBITDA. See slide 22 for reconciliation of Adjusted Net Earnings and Adjusted Diluted Earnings Per Share. In millions, except percentages and EPS YTD 2014 YTD 2013 Net sales $ 2,605 $ 3,051 Gross margin 1,033 1,540 - As percent of sales 40% 50% EBITDA(1) $ 1,873 $ 1,564 Adjusted EBITDA(1) $ 1,126 $ 1,564 Net earnings attributable to common stockholders 1,021 905 Adjusted net earnings(2) 560 905 Earnings per diluted share 19.24 14.80 Adjusted earnings per diluted share(2) 10.55 14.80 Diluted average shares outstanding 53.1 61.1

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EBITDA and Selected Items 21 (in millions) Three months ended June 30, Six months ended June 30, 2014 2013 2014 2013 Net earnings attributable to common stockholders $ 312.6 $ 498.2 $ 1,021.1 $ 904.7 Interest expense (income) – net 50.4 31.3 90.2 68.3 Income taxes 157.2 282.9 570.4 390.3 Depreciation, depletion and amortization 97.8 106.6 203.1 213.7 Less: Other adjustments(1) (5.0) (6.2) (12.1) (12.8) EBITDA(1) $ 613.0 $ 912.8 $ 1,872.7 $ 1,564.2 Less: Pre-tax gain on sale of the phosphate business(1) - - (747.1) - Adjusted EBITDA(2) $ 613.0 $ 912.8 $ 1,125.6 $ 1,564.2 Memo: Selected items included above Unrealized mark-to-market losses (gains) on natural gas derivatives $ 28.6 $ 18.0 $ 51.2 $ (4.4) Losses (gains) on foreign currency derivatives 1.1 (4.0) 0.2 7.8 Expenses related to expansion projects 7.0 1.1 15.1 1.7 Gain on sale of phosphate business - - (747.1) - Provision for liability to pre-IPO owners for NOL settlement - - - 55.2 Total $ 36.7 $ 15.1 $ (680.6) $ 60.3 EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation, depletion and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in non-controlling interest. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Adjusted EBITDA is defined as EBITDA less the pre-tax gain on the sale of the phosphate business completed in March 2014. We use adjusted EBITDA as a supplemental financial measure in the comparison of year-over-year performance.

Non-GAAP Reconciliation Adjusted net earnings is defined as net earnings attributable to common stockholders less the after-tax gain on sale of the phosphate business completed in March 2014. We use adjusted net earnings attributable to common stockholders and adjusted net earnings per share attributable to common stockholders as supplemental financial measures in the comparison of year-over-year performance. (in millions, except per share amounts) Three months ended June 30, Six months ended June 30, 2014 2013 2014 2013 Net earnings attributable to common stockholders $ 312.6 $ 498.2 $ 1,021.1 $ 904.7 Less: After-tax gain on sale of the phosphate business - - (461.0) - Adjusted net earnings attributable to common stockholders(1) $ 312.6 $ 498.2 $ 560.1 $ 904.7 Net earnings attributable to common stockholders Diluted $ 6.10 $ 8.38 $ 19.24 $ 14.80 Adjusted net earnings attributable to common stockholders Diluted $ 6.10 $ 8.38 $ 10.55 $ 14.80 Weighted average common share outstanding Diluted 51.2 59.5 53.1 61.1 22